UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 28, 2025

INNO HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Texas	001-41882	87-4294543
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

RM1, 5/F, No. 43 Hung To Road Kwun Tong, Kowloon, Hong Kong	999077
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 909-8800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	INHD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A amends the Current Report on Form 8-K of Inno Holdings Inc. originally filed with the Securities and Exchange Commission on March 31, 2025 (the “Original Report”), solely to (i) disclose the name of the buyer in Item 1.01, (ii) refile Exhibit 10.1 to include the buyer’s name, which was previously omitted from the Original Report and (iii) refile Exhibit 10.2, which inadvertently contained an incorrect link. All other information disclosed in the Original Report remains unchanged.

Item 1.01 Entry into a Material Definitive Agreement.

On March 28, 2025, Inno Holdings Inc. (the “Company”) entered into a Membership Interest Purchase Agreement (the “Agreement with CM”) with Strucraft Group Limited, a Marshall Islands limited corporation (the “Buyer”) and Core Modu LLC, a Texas limited liability company (“CM”). Pursuant to the Agreement with CM, the Company agreed to sell all of the membership interest it owns in CM, which represents 15% of the outstanding membership interest in CM, to the Buyer for an aggregate purchase price of $700,000, payable in four equal installments with the initial payment due at the closing of the transactions contemplated by the Agreement with CM, which is expected to occur on March 31, 2025.

On the same date, the Company entered into a separate Membership Interest Purchase Agreement (the “Agreement with CBT”) with the Buyer and Castor Building Tech LLC, a California limited liability company (“CBT”). Pursuant to the Agreement with CBT, the Company agreed to sell all of the membership interest it owns in CBT, which represents 53% of the outstanding membership interest in CBT, to the Buyer for an aggregate purchase price of $1,000. The transactions contemplated by the Agreement with CBT are expected to close on March 31, 2025.

The Agreement with CM and the Agreement with CBT contain representations, warranties, and covenants of the parties that are customary for a transaction of this type. The foregoing descriptions of the Agreement with CM and the Agreement with CBT do not purport to be complete and are subject to and qualified in their entirety by the Agreement with CM and the Agreement with CBT attached as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K, which are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
10.1	Membership Interest Purchase Agreement, dated March 28, 2025, by and among Inno Holdings Inc., the Buyer and Core Modu LLC.
10.2	Membership Interest Purchase Agreement, dated March 28, 2025, by and among Inno Holdings Inc., the Buyer and Castor Building Tech LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNO HOLDINGS INC.

By:	/s/ Ding Wei
Name:	Ding Wei
Title:	CEO

Date: April 3, 2025